SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------


                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                     DECEMBER 4, 1997 ( November 19, 1997 )
                 DATE OF REPORT (Date of earliest event reported)

                             ----------------------

                               EIF HOLDINGS, INC.
             (Exact name of registrant as specified in its Charter)


                         Commission File Number 0-22388

            HAWAII                                       99-0273889
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                      Identification No)


                           15201 Pipeline Lane, Ste. B
                           Huntington Beach, CA 92649
                    (Address of principal executive offices)

                                 (714) 897-9000
                           (Issuer's telephone number)

                     475 N. Muller Street, Anaheim, CA 92801
(Former name,former address and former fiscal year if changed since last report)

There are 268 sequentially numbered pages included on this Form 8-K/A.

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This Form 8-K/A,  Amendment  Number 1, amends and supplements the Form 8-K dated
December 3, 1997 (the "Original Form 8-K") filed by EIF Holdings, Inc. The sole purpose of this Amendment Number 1 is to properly reflect the date of event and the report due date for the JL Manta Acquisition as November 19, 1997 and December 4, 1997 respectively, and to include Exhibit 10.20 "Security Agreement Executed by the Company in favor of Harris", which was ommitted in the original filing. This Amendment Number 1 hereby amends and restates the Original Form 8-K in its entirety and reads as follows.


Item 2.    ACQUISITION OR DISPOSITION OF ASSETS

On November 19, 1997, the registrant, EIF Holdings, Inc. (the "Company"), completed its acquisition of JL Manta, Inc. ("Manta"), an Illinois corporation which provides specialized maintenance services for clients in the industrial, environmental and low-level nuclear sectors. Pursuant to the terms of a Stock Purchase Agreement, dated as of September 30, 1997, EIF acquired all of the issued and outstanding common stock, no par value per share, of Manta (the "Manta Stock") from the stockholders of Manta (the "Manta Stockholders"). In consideration for the sale of their stock, the Manta Stockholders received an aggregate of Four Million, Seven Hundred and Twenty Five Thousand Three Hundred and Twenty One and 64/100 ($4,725,321.64) Dollars in cash and Two Million Two Hundred and Thirty Five Thousand Three Hundred and Twelve ($2,235,312) Dollars in convertible promissory notes of EIF, payable in installments with a final payment due on November 18, 2000 (the "Stockholder Notes"). Subject to the approval by EIF's stockholders of an amendment to EIF's charter authorizing the requisite amount of stock (the "Amendment"), at any time after June 30, 1998 the holders of the Stockholder Notes may convert any principal payment due under the Stockholder Notes into shares of EIF's common stock, no par value per share (the "EIF Stock"), at a conversion price equal to the closing transaction price of the EIF Stock on the date a conversion notice is received by EIF (the "Conversion Price")

Concurrently with the closing of the Acquisition, certain Manta Stockholders and key employees entered into Retention Bonus Agreements with EIF providing for bonus payments in the aggregate amount of Nine Hundred Thousand ($900,000) Dollars to be made by EIF over a three (3) year period. Subject to the approval by EIF's Stockholders of the Amendment, at any time after June 30, 1998, in lieu of receiving any bonus payment, the Manta Stockholders party to a Retention Bonus Agreement may convert such payment into shares of EIF Stock at the Conversion Price. Also at the closing of the Acquisition, certain Manta Stockholders and key employees were granted options to purchase Three Hundred Thousand (300,000) shares of EIF Stock at an exercise price of Thirty Four Cents ($0.34)per share. In connection with the Agreement, EIF agreed to issue options to purchase an additional Two Hundred Thousand (200,000) shares of such EIF Stock upon approval by EIF's stockholders of the Amendment.

Also concurrently with the Acquisition, in connection with financing provided to EIF, EIF issued a Six Million, Five Hundred Thousand ($6,500,000) Dollar
Convertible Promissory Note (the "Deere Park Nominee Note") to Deere Park Capital Management, Inc. ("Deere Park"), as nominee for certain Reg. D Hedge Funds and EIFH Joint Venture, L.L.C. The Deere Park Nominee Note bears interest at the rate of Five and One-Quarter percent (5 1/4%) per annum, becomes due on May 18, 1999 and is secured by a pledge of all of the Manta Stock. Subject to approval of EIF Stockholders of an amendment to EIF's charter authorizing the requisite amount of preferred and common stock, the Deere Park Nominee Note is convertible into Five and One-Quarter percent (5 1/4%) preferred convertible stock at a conversion price of One Dollar ($1.00) per share , with such preferred convertible stock convertible into EIF common stock. Six Million ($6,000,000) Dollars of such loan amount was used by EIF to finance the Acquisition and Five Hundred Thousand ($500,000) Dollars of such loan amount was paid to Deere Park Equities, L.L.C. as a placement agent.

Also in connection with the Acquisition, EIF issued a Two Million, Five Hundred Thousand ($2,500,000) Dollar Promissory Note (the "Deere Park Note") to Deere Park. The Deere Park Note bears interest at the rate of Nine Percent (9%) per annum and becomes due on February 16, 1998. The loan amount represented by the Deere Park Note was used by EIF to refinance certain indebtedness of Manta.

JL Manta has working capital and fixed asset based credit facilities which it utilizes in the normal course of business. Essentially all of the assets of JL Manta are pledged as security under one or more of these facilities. The loan agreements which govern these facilities contain typical covenants, including financial covenants, with which the Company must comply.

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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a.)    Financial statements of business acquired.

Pursuant to the provisions in paragraph (a)(4), the audited financial statements of the acquired Company, JL Manta, Inc., will be filed within 60 days of December 4, 1997, the day that this report was due to be filed.


(b.)    Pro forma financial information.

Pursuant to the provisions in paragraph (a)(4), the pro forma financial statements of the Company showing the effect of the acquisition will be filed within 60 days of December 4, 1997, the day that this report was due to be filed.

(c.)    Exhibits.

        10.1 Stock Purchase Agreement, dated September 30, 1997, among EIF Holdings, Inc. ("EIF") and each of the stockholders of JL Manta, Inc.

        10.2 $6.5 Million Convertible Promissory Note issued by EIF to Deere Park Capital Management, Inc., as nominee for EIFH Joint Venture, L.L.C. and Certain Reg. D Hedge Funds.

        10.3 $2.5 Million Convertible Promissory Note from EIF to Deere Park Capital Management, Inc. ("Deere Park").

        10.4   Convertible Promissory Note of EIF, issued to Leo J. Manta.

        10.5   Convertible Promissory Note of EIF, issued to Steven A. Manta.

        10.6   Convertible Promissory Note of EIF, issued to Michael J. Chakos.

        10.7   Convertible Promissory Note of EIF, issued to John L. Manta.

        10.8 Convertible Promissory Note of EIF, issued to the Alexander Manta Trust.

        10.9   Convertible  Promissory  Note of EIF,  issued to the Erica  Manta
               Trust.

        10.10 Convertible Promissory Note of EIF, issued to the Zachary Manta Trust.

        10.11 Convertible Promissory Note of EIF, issued to Allen DeLange.

        10.12  Convertible Promissory Note of EIF, issued to Jon S. Claypool.

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        10.13  Pledge  Agreement  by  and  among  EIF  and  Deere  Park  Capital
               Management, Inc., regarding $2.5 Million Promissory Note.

        10.14  Security Agreement between the Company and Deere Park.

        10.15 Pledge Agreement by and among EIF, Deere Park Eqities, L.L.C. and Deere Park Capital Mgmt as nominee for EIFH Joint Venture and certain Reg. D Hedge Funds, regarding $6.5 million Note.

        10.16  Registration Right Agreement between EIF and each of the sellers.

        10.17  Form of Guaranty

        10.18  Employment Agreement between the Company and John L. Manta.

        10.19  Employment Agreement between the Company and Michael J. Chakos.

        10.20  Security Agreement executed by the Company in favor of Harris.

        99.1 Press Release issued by the registrant on November 20, 1997 announcing the acquisition of JL Manta, Inc.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  EIF HOLDINGS, INC.

                                  By:  /s/ J. Drennan Lowell
                                      ----------------------
                                      J. Drennan Lowell
                                      Vice President, Chief Financial Officer,
                                      Treasurer and Secretary.


Dated: December 4, 1997

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